Accounts Receivable - Summary of Accounts Receivable (Detail) - USD ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022
Trade and other receivables [abstract]
Trade receivables from provisional concentrate sales, net of fair value adjustment	$ 5,360	$ 2,516
Trade receivables from sales of cobalt	3,975	6,642
Other accounts receivable	743	1,029
Total accounts receivable	$ 10,078	$ 10,187